                                  SCHEDULE 13D

CUSIP No. 59156R108                                           Page 8 of 11 Pages

                                                                   Exhibit 1

                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the Statement on Amendment No. 3 to Schedule 13D, to which this exhibit is attached, is filed on his or her behalf.

Dated: November 14, 2000


                  *
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Robert H. Benmosche


                  *
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Curtis H. Barnette


                  *
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Gerald Clark


                  *
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Joan Ganz Cooney


                  *
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Burton A. Dole, Jr.


                  *
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James R. Houghton


                  *
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Harry P. Kamen


                  *
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Helene L. Kaplan


                  *
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Charles M. Leighton


                  *
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Allen E. Murray

                                  SCHEDULE 13D

CUSIP No. 59156R108                                           Page 9 of 11 Pages



                  *
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Stewart G. Nagler


                  *
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John J. Phelan, Jr.


                  *
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Hugh B. Price


                  *
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Ruth J. Simmons


                  *
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William C. Steere, Jr.



         * By     /s/ Gwenn L. Carr
                  ------------------------
                  Gwenn L. Carr
                  Attorney-in-fact